Other non-current assets - (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Other non-current assets.
Non-current restricted cash	$ 1,762	$ 1,736
Non-current financial assets held at fair value through profit or loss	21,715	21,715
Non-current financial assets held at fair value through OCI	15,756	17,443
Total other non-current assets	$ 39,232	$ 40,894